A New Path to Medicine MAY 2020 Exhibit 99.1

Forward Looking Statements The following slides and any accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” “opportunity,” or “continue,” and other similar expressions are intended to identify forward-looking statements.  For example, all statements regarding: the potential therapeutic benefits of proteins derived from tRNA synthetase genes and our product candidates, including ATYR1923, and development programs; the ability to successfully advance our product candidates and undertake certain development activities (such as the initiation of clinical trials, clinical trials enrollment, the conduct of clinical trials and announcement of top-line results) and accomplish certain development goals, and the timing of such events; our ability to receive regulatory approvals for, and commercialize, our product candidates; our ability to identify and discover additional product candidates; potential activities and payments under collaboration agreements; and the ability of our intellectual property portfolio to provide protection are forward-looking statements. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These risks, uncertainties and other factors are more fully described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and in our other filings. The forward-looking statements in this presentation speak only as of the date of this presentation and neither we nor any other person assume responsibility for the accuracy and completeness of any forward-looking statement. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. We own various U.S. federal trademark applications and unregistered trademarks, including our company name. All other trademarks or trade names referred to in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation are referred to without the symbols ® and ™, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

aTyr: A New Path to Medicine Mission Develop a new class of medicine based on proprietary biology platform Phase 2 clinical program: ATYR1923 Potential first-in-class immunomodulator for inflammatory lung diseases Phase 1b/2a study in pulmonary sarcoidosis, a major form of interstitial lung disease (ILD) Collaboration with Kyorin Pharmaceutical for ILDs in Japan Phase 2 study in COVID-19 patients with severe respiratory complications Pipeline of novel discovery candidates Neuropilin-2 (NRP2) targeting antibodies for cancer and inflammation New tRNA synthetase candidates for immunology Financial Position Cash, cash equivalents and investments at $49.8m as of March 31, 2020

aTyr Development Pipeline CTD-ILD = connective tissue disease-related ILD; CHP = chronic hypersensitivity pneumonitis Kyorin partnership for ILD in Japan CSL partnership for up to 4 tRNA synthetases PROGRAM DISEASES DISCOVERY PRECLINCAL PHASE 1 PHASE 2 PHASE 3 Partners ATYR1923 Pulmonary Sarcoidosis Other ILDs (CTD-ILD; CHP)(1) COVID-19 related severe respiratory complications NRP2 Antibodies Cancer; Inflammation tRNA Synthetase Candidates Immunology (3) (2)

tRNA Synthetases May Have Novel Functions Extracellularly

ATYR1923 A Novel Immunomodulator for Inflammatory Lung Disease

A Novel Mechanism to Treat Inflammation Representative histology showing immune cell infiltrate in a rat model of bleomycin induced lung fibrosis presented at the American Thoracic Society annual meeting 2018. Injured lung ATYR1923 treated Healthy lung

ATYR1923: Potential First-in-Class Therapy for Inflammatory Lung Disease Fc fusion protein therapeutic derived from aTyr’s proprietary protein library Binds selectively to NRP2, a cell surface receptor upregulated in inflamed lung tissue Downregulates inflammatory and pro-fibrotic cytokine and chemokine levels as well as histological inflammation and fibrosis in pre-clinical models Generally well tolerated in healthy volunteers with PK supporting once-monthly dosing Currently enrolling first-in-patient trial in pulmonary sarcoidosis, a major form of ILD Phase 2 trial in COVID-19 patients with severe respiratory complications announced April 2020 Future development opportunities in other ILDs (e.g. CTD-ILD or CHP)

ATYR1923 Mechanism of Action in Inflammatory Lung Disease

First Identified Mechanism: Inhibition of T Cell Activation



Human naïve T cells
Stimulated with anti-CD3/CD28
IL2 (% of vehicle + SEM)
100
50
0
*
Vehicle
0.005
0.015
0.05
0.15
0.5
1.5
ATYR1923 (nM)
CD4+ T cells
Surface activation marker (CD69)
CD4+CD69+
(% of vehicle + SEM)
150
100
50
0
N15
Vehicle
0.3
1
3
ATYR1923 (nM)

Also inhibits release of other cytokines: IFNγ, IL-17, IL-5, IL-13, IL-21, IL-10, TNFα

10

Modified from *in vitro* data presented at AAI 2018; * = $p < 0.05$; N15 = negative control for ATYR1923

aTyr

Demonstrated Effect in Animal Lung Injury Models Data available at https://www.atyrpharma.com/our-science/publications/ Fibrosis Inflammation Bleomycin-Induced Lung Fibrosis (IPF) P. acnes (Sarcoidosis) Sclerodermatous GvHD (SSc-ILD) SKG mice (RA-ILD) S. Rectivirgula (CHP) ↓ inflammation / fibrosis ↓ fibrosis ↓ immune infiltrates ↓ tissue cytokines/chemokines and enzymes ↓ pro-fibrotic proteins Consistent downregulation of pro-inflammatory cytokines including IL-6, MCP-1, and IFN-γ

ATYR1923 Interstitial Lung Disease

ILDs Share Common Immune Pathology Leading to Fibrosis Slide adapted from Dr. Steven Nathan, Medical Director, Advanced Lung Disease and Transplant Program at Inova Fairfax Hospital, Falls Church, VA Fibrosis Pulmonary Sarcoidosis Connective Tissue Disease related – ILD (CTD-ILD) Chronic Hypersensitivity Pneumonitis (CHP) Idiopathic Pulmonary Fibrosis (IPF) Inflammation ILDs lie on a spectrum of inflammation and fibrosis, but all share an immune pathology Progression to fibrosis is a key driver of morbidity and mortality By targeting aberrant immune response driving fibrosis, ATYR1923 has potential to improve outcomes in multiple ILDs

Market Opportunity in Inflammatory Interstitial Lung Disease

Relative Distribution of ILDs in the USA(1)


Other ILDs, 10%
Idiopathic pulmonary fibrosis, 20%
Pneumo-conioses, 10%
Chronic hypersensitivity pneumonitis, 20%
Sarcoidosis, 20%
CTD-ILD, 20%
aTyr focus

- >200 types of ILD: 4 major types comprise 80% of patients
- Limited standard of care with substantial morbidity and mortality
- aTyr focused on 3 most inflammatory types: ~500-600k US patients(2); ~3m globally
- $2-3b global market opportunity(3)

(1) Lederer, Martinez. NEJM 2018
(2) All ILDs individually have potential for orphan status
(3) aTyr estimates for ATYR1923 in Pulmonary Sarcoidosis, CHP, CTD-ILD; excludes IPF

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First ATYR1923 Indication: Pulmonary Sarcoidosis

- Inflammatory disease of unknown etiology characterized by the formation of granulomas (clumps of immune cells)
- T cell driven: CD4+ (Th1 / Th17)
- Pulmonary sarcoidosis occurs in ~90% of all sarcoidosis patients
- Treatment options are limited with associated toxicity: Corticosteroids, cytotoxic immunosuppressants, TNF inhibitors


About
200,000
patients in United States
50% require systemic therapy
30% have chronic progressive disease despite available treatment

Culver et al. BMJ 2019; Baughman ATS Annals 2016

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Phase 1b/2a Study in Pulmonary Sarcoidosis Ongoing Design Randomized (2:1), double-blind, placebo-controlled, multiple ascending dose Forced steroid taper to 5 mg by week 8; taper to 0 mg possible at week 16 in responders Population 36 histologically confirmed pulmonary sarcoidosis patients ≥10 mg stable oral corticosteroid treatment Symptomatic/active disease at baseline Primary Endpoint Safety and tolerability of multiple ascending IV ATYR1923 doses Secondary Endpoints Steroid-sparing effect Immunogenicity Pharmacokinetics (PK) Exploratory efficacy measures: FDG-PET/CT imaging; Lung function (FVC); Serum biomarkers; Health-related quality of life scales

Phase 1b/2a Pulmonary Sarcoidosis Study Schema (1) subtherapeutic dose 0 4 8 12 16 20 24 24-week Study Period Week Each Cohort: Dose Escalation Review after 6 patients have received ≥3 doses of study drug ATYR1923 Placebo 5 mg OCS(1) Steroid taper every 2 weeks Primary endpoint 5.0 mg/kg 3.0 mg/kg Cohort 1 (12 pts) Cohort 2 (12 pts) Cohort 3 (12 pts) 1.0 mg/kg If stable on 5 mg, option to completely titrate off steroids ≥10 mg OCS Steroid dose

ATYR1923 Japan Collaboration Kyorin Overview Founded: 1923 Focus: Respiratory, ENT, Urology 1600 employees: incl. 350 in R&D; 750 sales reps covering top respiratory centers in Japan Sales: ~$1b USD Market cap: $1.1b USD (4569:JP TSE) Key Terms Scope: ATYR1923; Japan; ILD Upfront payment: $8m Development, regulatory and commercial milestones: $167m Tiered sales royalties into double digits Kyorin to fund all development and commercial activities in Japan

ATYR1923 COVID-19 Related Severe Respiratory Complications

ATYR1923 for COVID-19 Related Severe Respiratory Complications A subset of COVID-19 patients progress to experience significant inflammatory infiltration of the lungs Severely ill patients have significant increases of several pro-inflammatory cytokines: IL-2, -7, -6 and 10, G-CSF, MCP1, MIP1A and TNF-α ATYR1923 has been shown to decrease the release of inflammatory cytokines, including IL-2, TNF-α, and IL-13, from human T cells activated in vitro Anti-inflammatory and anti-fibrotic effects of ATYR1923, including decreased cytokine/chemokine signaling including IL-6, MCP1 and IFN-ɣ, have been shown in various animal models of immune-mediated lung injury

ATYR1923 Phase 2 Study in COVID-19 Related Severe Respiratory Complications Objective Evaluate safety and preliminary efficacy of ATYR1923 in subjects with COVID-19-related severe respiratory complications not requiring mechanical ventilation Design Randomized, double-blind, placebo controlled, single dose Population 30 adult patients with severe respiratory complications related to COVID-19 infection Doses Randomized 1:1:1 - Single dose of 1.0 or 3.0 mg/kg ATYR1923 or Placebo Endpoints Primary: Safety and Tolerability Secondary: Oxygenation, Fever, Hospital / ICU metrics, Inflammatory markers IND accepted

NRP2 Antibodies Regulating Diverse Disease Pathways

NRP2: A Novel Therapeutic Target NRP2 is a potentially novel target for cancer and inflammatory disorders Acts as a co-receptor for VEGF-C, class 3 Semaphorins and CCL21 NRP2 expression is upregulated on tumors and immune cells during inflammation NRP2 expression is linked to worse outcomes in many cancers aTyr has developed antibodies to selectively target different NRP2 epitopes for diverse therapeutic applications

NRP2 is a Compelling Target for Cancer and Inflammation INFLAMMATION LYMPH- ANGIOGENESIS CANCER SEMA3F SEMA3F VEGF-C VEGF-C CCL21 Expressed on multiple immune cell types Expression upregulated in inflammatory conditions Overexpressed in a variety of cancers Tumor expression linked to worse outcomes Lymphatic development and function impaired in NRP2 knockout VEGF-C

aTyr is Developing Human NRP2 Blocking Antibodies (1) Distinct from ATYR1923 interaction with NRP2 SEMA3F VEGF-C Dimerization domain a1 a2 b1 b2 c VEGF-C Blocker a-NRP2-10 CCL21 Blocker(s) Under evaluation SEMA3F Blocker a-NRP2-14 aTyr lead antibodies(1)

tRNA Synthetases A Potential New Therapeutic Protein Class

tRNA Synthetases: A Potential New Therapeutic Protein Class aTyr owns IP covering proteins derived from all 20 tRNA synthetase gene families Lead program ATYR1923 is based on a naturally occurring splice variant of one of these families, histidyl-tRNA synthetase (HARS) tRNA synthetases are secreted extracellularly and occur in novel forms which lose their canonical function Extracellular tRNA synthetase disruption (genetic / autoimmune) is associated with disease in humans aTyr working with leading biopharmaceutical company CSL Behring on identifying new IND candidates for immunological disorders in up to four tRNA synthetases from aTyr’s pipeline (non-HARS derived) CSL will fund all R&D activities and will pay a total of up to $17.0 million in option fees if all four synthetase programs advance aTyr will grant CSL an option to negotiate licenses for worldwide rights to each IND candidate that emerges from this research collaboration

A New Path to Medicine

aTyr: A New Path to Medicine Platform of proprietary new biology Phase 2 clinical program: ATYR1923 Novel MOA for inflammatory lung disease Demonstrated effect in multiple animal lung injury models Phase 1 in healthy volunteers completed Phase 1b/2a clinical study in pulmonary sarcoidosis enrolling in US – positive interim safety data reported 12/2019 Kyorin collaboration for ILD in Japan with total deal value up to $175m Phase 2 trial in COVID-19 patients with severe respiratory complications Discovery stage programs in cancer and immunology Cash, cash equivalents, and investments at $49.8m as of March 31, 2020

Upcoming Catalysts ATYR1923 Phase 1b/2a results in pulmonary sarcoidosis patients(1) Initiation of Phase 1 in Japan Phase 2 results in COVID-19 patients by end of year(2) Potential expansion into Phase 2 studies for second ILD indication NRP2 Antibodies Selection of first NRP2 antibody IND candidate tRNA Synthetase Candidates Advance discovery work on multiple candidates through CSL Behring collaboration Timing dependent on impact of the COVID-19 pandemic Timing dependent on site initiation and patient enrollment

Thank You